UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 28, 2004

Bone Care International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Wisconsin	0-27854	39-1527471
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Aspen Commons, Suite 300
Middleton, Wisconsin	53719
(Address of Principal Executive Offices)	(Zip Code)

(608) 662-7800
(Registrant’s Telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements and Exhibits.

(c) Exhibits:

99.1 Press Release issued by the Company.

Item 12. Results of Operations and Financial Condition.

     On April 28, 2004 the Company issued a press release reporting its third quarter fiscal year 2004 financial results, a copy of which is filed Exhibit 99.1.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has fully cased this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BONE CARE INTERNATIONAL, INC.

Date: April 28, 2004	By:	/s/ Brian J. Hayden
Brian J. Hayden
VP Finance

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EXHIBIT INDEX

     The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release issued by the Company

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